UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          -----------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of report (Date of earliest event reported): September 16, 2005


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                       1-13219                 65-0039856
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


             1661 Worthington Road
                   Suite 100
           West Palm Beach, Florida                                33409
     ---------------------------------------                     ----------
     (Address of principal executive office)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

         Effective January 1, 2005, we reorganized our business segment reporting to better reflect our focus on providing solutions to our customers.

This reorganization entailed changes to three core business segments:

     o Residential Servicing (including the Residential Loan Servicing, VA servicing and REALServicing(R) groups)
     o Residential Origination Services (including our loans for resale and title activities as well as the REALTrans(R), Ocwen Realty Advisors, Mortgage Due Diligence Services and Subprime Finance groups) and
     o   Commercial Servicing, which now includes REALSynergy(TM).

         REALServicing, REALTrans and REALSynergy were previously reported as components of the OTX segment, which is no longer a segment. Ocwen Realty Advisors and Subprime Finance were previously reported as individual segments. We continue to report on our other two core business segments - Ocwen Recovery Group and Business Process Outsourcing. These changes were reflected in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which should be referred to for a more complete description of the revised business segments.

         This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in our Annual Report on Form 10-K for the year ended December 31, 2004 ("Annual Report"), but only to the extent this information is impacted by the realignment of our business segments. Portions of the following items from the Annual Report have been updated to reflect the new business segment structure:

     o Part I, Item 1. Business (filed as exhibit 99.1 and incorporated herein by reference).
     o   Part II, Item 6. Selected Consolidated Financial Data (filed as exhibit
         99.2 and incorporated herein by reference).
     o Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.3 and incorporated herein by reference).
     o   Part II, Item 8. Financial Statements and Supplementary Data (filed as
         Exhibit 99.4 and incorporated herein by reference).

         All of the changes to the Annual Report relate solely to the presentation of segment specific disclosures on a basis consistent with the revised reporting structure and had no impact on the consolidated statements of financial condition, statements of operations, statements of comprehensive income (loss), statements of changes in stockholders' equity or statements of cash flows. The information in this Current Report on Form 8-K is presented as of December 31, 2004, and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


         The following exhibits are filed herewith:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

    23.0          Consent of PricewaterhouseCoopers LLP.
    99.1          Part I, Item 1. Business
    99.2          Part II, Item 6. Selected Consolidated Financial Data
    99.3 Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
    99.4          Part II, Item 8. Financial Statements and Supplementary Data.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION


                                       By: /s/ ROBERT J. LEIST, JR.
                                           -------------------------------------
                                           Robert J. Leist, Jr.
                                           Senior Vice President and
                                           Principal Financial Officer


Date:    September 16, 2005

                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

    23.0          Consent of PricewaterhouseCoopers LLP.
    99.1          Part I, Item 1. Business
    99.2          Part II, Item 6. Selected Consolidated Financial Data
    99.3 Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
    99.4          Part II, Item 8. Financial Statements and Supplementary Data.